May 31, 2005

Export Development Canada
151 O’Connor Street
Ottawa, Ontario
Canada K1A 1K3
Attention: David Guy

Ladies and Gentlemen:

     We refer to the Master Facility Agreement dated February 14, 2003, by and between Nortel Networks Limited (the “Company”) and Export Development Canada (“EDC”), as amended by that certain Amending Agreement No. 1 To Master Facility Agreement dated as of July 10, 2003, by and between the Company and EDC, as further amended by that certain letter agreement by and between the Company and EDC dated as of March 29, 2004 (the “March 29 Letter”), as further amended by that certain letter agreement by and between the Company and EDC dated as of May 28, 2004 (the “May 28 Letter”), as further amended by that certain letter agreement by and between the Company and EDC dated as of August 20, 2004 (the “August 20 Letter”), as further amended by that certain letter agreement by and between the Company and EDC dated as of September 29, 2004 (the “September 29 Letter”), as further amended by that certain letter agreement by and between the Company and EDC dated as of October 29, 2004 (the “October 29 Letter”), as further amended by that certain letter agreement by and between the Company and EDC dated as of November 19, 2004 (the “November 19 Letter”), as further amended by that certain letter agreement by and between the Company and EDC dated as of December 10, 2004 (the “December 10 Letter”), as further amended by that certain letter agreement by and between the Company and EDC dated as of January 14, 2005 (the “January 14 Letter”), as further amended by that certain letter agreement by and between the Company and EDC dated as of February 15, 2005 (the “February 15 Letter”), as further amended by that certain letter agreement by and between the Company and EDC dated as of March 15, 2005 (the “March 15 Letter”), and as further amended by that certain letter agreement by and between the Company and EDC dated as of April 29, 2005 (the “April 29 Letter”, and together with the March 29 Letter, the May 28 Letter, the August 20 Letter, the September 29 Letter, the October 29 Letter, the November 19 Letter, the December 10 Letter, the January 14 Letter, the February 15 Letter and the March 15 Letter , the “Letters”).

     The Master Facility Agreement, as so amended, is referred to hereinafter as the “EDC Agreement”. Capitalized terms used but not defined herein are used with the meanings given to those terms in the EDC Agreement and the Master Indemnity Agreement.

     We also refer to (i) the Indenture dated as of November 30, 1988 (the “1988 Indenture”) between the Company and The Bank of New York as successor trustee to The Toronto-Dominion Bank Trust Company; (ii) the Indenture dated as of February 15, 1996 (the “1996 Indenture”) among the Company, Nortel Networks Capital Corporation (“NNCC”) and The Bank of New York as trustee; (iii) the Indenture dated as of December 15, 2000 (the “2000 Indenture”) among the Company, NNCC and Deutsche Bank Trust Company Americas as successor trustee to Citibank, N.A.; and (iv) the Indenture dated as of August 15, 2001 among Nortel Networks Corporation (“NNC” and together with the Company, “Nortel Networks”), the Company as guarantor and Deutsche Bank Trust Company Americas (formerly known as The Bankers Trust Company) as trustee (the “2001 Indenture” and, together with the 1988 Indenture, the 1996 Indenture and the 2000 Indenture, the “Nortel Indentures”).

     We have advised you that (i) the Company and NNC did not file their Annual Reports on Form 10-K for the year ended December 31, 2003 (the “2003 Annual Reports”) with the United States Securities and Exchange Commission (the “SEC”) by March 15, 2004, the date by which such filings were required, and did not deliver their 2003 Annual Reports to the trustees under the Nortel Indentures or to EDC under the EDC Agreement by the date on which such deliveries were required therein, (ii) the Company and NNC did not file their Quarterly Reports on Form 10-Q for the quarter ended March 31, 2004 (the “2004 First Quarter Reports”), with the SEC by May 10, 2004, the date by which such filings were required, and did not deliver their 2004 First Quarter Reports to the trustees under the Nortel Indentures or to EDC under the EDC Agreement by the date on which such deliveries were required therein, (iii) the Company and NNC did not file their Quarterly Reports on Form 10-Q for the quarter ended June 30, 2004 (the “2004 Second Quarter Reports”) with the SEC by August 9, 2004, the date by which such filings were required, and did not deliver their 2004 Second Quarter Reports to the trustees under the Nortel Indentures or to EDC under the EDC Agreement by the date on which such deliveries were required therein, (iv) the Company and NNC did not file their Quarterly Reports on Form 10-Q for the quarter ended September 30, 2004 (the “2004 Third Quarter Reports” and together with the 2004 First Quarter Reports and the 2004 Second Quarter Reports, the “2004 Quarterly Reports”) with the SEC by November 9, 2004, the date by which such filings were required, and did not deliver their 2004 Third Quarter Reports to the trustees under the Nortel Indentures or to EDC under the EDC Agreement by the date on which such deliveries were required therein, (v) the Company and NNC did not file their Annual Reports on Form 10-K for the year ended December 31, 2004 (the “2004 Annual Reports” and together with the 2003 Annual Reports, the “Annual Reports”) with the SEC by March 16, 2005, the date by which such filings were required, and did not deliver their 2004 Annual Reports to the trustees under the Nortel Indentures by the date on which such deliveries were required therein, (vi) the Company and NNC did not file their Quarterly Reports on Form 10-Q for the quarter ended March 31, 2005 (the “2005 First Quarter Reports” and together with the 2004 Quarterly Reports, the “Quarterly Reports”), with the SEC by May 10, 2005, the date by which such filings were required, and did not deliver their 2005 First Quarter Reports to the trustees under the Nortel Indentures or to EDC under the EDC Agreement by the date on which such deliveries were required therein (such failures to timely file and deliver the Annual Reports and the Quarterly Reports, the “Delayed Filings”), and (vii) the Company, as a result of its re-examination of the establishment, timing of, support for and release to income of certain accruals and provisions in prior periods, announced the need to restate its previously filed financial results for certain prior periods (the “Restatements” and together with the Delayed Filings, the “Events”).

     We have also advised you that, as of the date hereof, the Company and NNC (i) have filed their Annual Reports and 2004 Quarterly Reports with the SEC and delivered their Annual Reports and 2004 Quarterly Reports to the trustees under the Nortel Indentures and to EDC under the EDC Agreement and (ii) expect to file their 2005 First Quarter Reports with the SEC and deliver their 2005 First Quarter Reports to the trustees under the Nortel Indentures and to EDC under the EDC Agreement on or prior to May 31, 2005.

     The Company hereby requests that, effective upon the occurrence of all of the Trigger Events (as defined below), EDC permanently waive the occurrence of the following Events of Default or Specified Events of Default (i) any Event of Default under Section 6.1(e) of the EDC Agreement to the extent resulting from any inaccuracy in the representations and warranties contained in Section 4.1(d)(i) of the EDC Agreement at any time that such representations and warranties were made or deemed to have been made by the Company (including in any certificate delivered pursuant to Section 5.1(c)) prior to the date hereof, (ii) any Event of Default or Specified Event of Default under Sections 6.1(d) or 6.1(f)(ii) of the EDC Agreement to the extent resulting from the filing of each of the Annual Reports and the 2004 Quarterly Reports with the SEC at any time prior to the date hereof rather than on the date such filing was required or the delivery of each of the Annual Reports and the 2004 Quarterly Reports to the trustees under the Nortel Indentures or to EDC under the EDC Agreement at any time prior to the date hereof rather than on the dates required under the Nortel Indentures or to EDC under Sections 5.1(a) or 5.1(b) of the EDC Agreement, (iii) any Event of Default or Specified Event of Default under Section 6.1(f)(ii) of the EDC Agreement to the extent resulting from the filing of the 2005 First Quarter Reports with the SEC at any time prior to 11:59 pm Eastern Time on May 31, 2005 rather than on the date such filings were required or the delivery of the 2005 First Quarter Reports to the trustees under the Nortel Indentures at any time prior to 11:59 pm Eastern Time on May 31, 2005 rather than on the dates such deliveries were required, (iv) any Event of Default under Section 6.1(d) of the EDC Agreement to the extent resulting from the Company’s failure to deliver an officer’s certificate when required under Section 5.1(c) of the EDC Agreement to the extent that the EDC Agreement required such delivery at the time of delivery of any of the Annual Reports or the Quarterly Reports, or (v) any Event of Default under Section 6.1(d) of the EDC Agreement to the extent resulting from the failure to comply with the covenant contained in Section 5.7 of the EDC Agreement in connection with the Restatements and other events disclosed by the Company prior to the date hereof. We refer to the waivers described above in clauses (i), (ii), (iii), (iv) and (v) of this paragraph as the “Waivers”.

     As used in this letter agreement, “Trigger Events” means (a) Nortel Networks filing of the 2005 First Quarter Reports with the SEC and delivery of the 2005 First Quarter Reports to the trustees under the Nortel Indentures (to the extent required therein) and to EDC under the EDC Agreement, in each case, prior to 11:59 pm Eastern Time on May 31, 2005 and (b) receipt by EDC of an officer’s certificate from the Company in a form substantially similar to that of the certificates delivered by the Company pursuant to Section 5.1(c) of the EDC Agreement that (i) confirms the occurrence of the events set forth above in clause (a) of this definition, and (ii) certifies that, as of the date of such certificate, no Default, Event of Default or Specified Event of Default has occurred and is continuing under the terms of the EDC Agreement, as amended by the Amendments and subject to the effectiveness of the Waivers.

     The Company and EDC hereby agree that, effective upon the occurrence of all of the Trigger Events, the EDC Agreement shall hereby be amended as described in Annex 1 hereto (the “Amendments”).

     The Company hereby represents and warrants to EDC that (A) no Default, Event of Default or Specified Event of Default, other than those specifically waived herein, has occurred and is continuing as of the date hereof under the EDC Agreement, as amended by the Amendments and (B) the representations and warranties set forth in Section 4.1 (other than Section 4.1(l)) of the EDC Agreement, as amended by the Amendments, are true and correct as of the date hereof.

     For the avoidance of doubt, the Company and EDC hereby acknowledge that the Small Bonds Facility shall be provided on a committed basis to the extent provided in, and subject to, Section 2.1(a) of the EDC Agreement.

     The EDC Agreement (as amended herein) and the Master Indemnity Agreement are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Except as otherwise expressly provided herein, the execution, delivery and effectiveness of this letter agreement shall not operate as a waiver of any right, power or remedy of EDC under the EDC Agreement or the Master Indemnity Agreement, nor does it or shall it constitute a waiver of any provision of the EDC Agreement or the Master Indemnity Agreement or of any Event of Default or Specified Event of Default (including without limitation any Event of Default or Specified Event of Default arising from or related to the Restatements) other than those expressly provided herein.

     This letter agreement shall be governed by and construed in accordance with the laws of the Province of Ontario and the laws of Canada applicable therein.

     Please indicate your agreement, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, with the foregoing (including the Waivers and the Amendments) by having the enclosed duplicate copy of this letter agreement executed in the space provided below by duly authorized representatives of EDC and returned to us.

NORTEL NETWORKS LIMITED
By:	/s/ Gordon A. Davies
	Name:	Gordon A. Davies
	Title:	Assistant General Counsel – Securities and Corporate Secretary

By:	/s/ Katharine B. Stevenson
	Name:	Katharine B. Stevenson
	Title:	Treasurer

Confirmed and Agreed: EXPORT DEVELOPMENT CANADA
By:	/s/ Howard Clysdale

Name: Title:	Howard Clysdale Senior Financial Services Manager

By:	/s/ David B. Guy

Name: Title:	David B. Guy Director, Telecom Team

ANNEX 1
AMENDMENT TO THE EDC AGREEMENT

1.     Section 1.1 of the EDC Agreement is amended by adding the following definitions in the appropriate alphabetical order:

“PRINCIPAL’S 2003 FORM 10-K” means the Principal’s annual report on Form 10-K for the year ended December 31, 2003, as filed with the Securities and Exchange Commission pursuant to the Exchange Act.

“PRINCIPAL’S 2004 FORM 10-K” means the Principal’s annual report on Form 10-K for the year ended December 31, 2004, as filed with the Securities and Exchange Commission pursuant to the Exchange Act.

“PRINCIPAL’S 2005 Q1 FORM 10-Q” means the Principal’s quarterly report on Form 10-Q for the period ended March 31, 2005, as filed with the Securities and Exchange Commission pursuant to the Exchange Act.

2.     Section 4.1 of the EDC Agreement is amended by deleting paragraph (d)(i) thereof and replacing it with the following new paragraph:

“(i)     Except as set forth in any of the Principal’s Exchange Act filings filed after December 31, 2003, the (A) consolidated balance sheet of the Principal and its Consolidated Subsidiaries as of December 31, 2003 and the related consolidated statements of operations, cash flows and retained earnings for the fiscal year then ended, reported on by Deloitte & Touche LLP and set forth in the Principal’s 2003 Form 10-K, (B) consolidated balance sheet of the Principal and its Consolidated Subsidiaries as of December 31, 2004 and the related consolidated statements of operations, cash flows and retained earnings for the fiscal year then ended, reported on by Deloitte & Touche LLP and set forth in the Principal’s 2004 Form 10-K, and (C) the unaudited consolidated balance sheet of the Principal and its Consolidated Subsidiaries as of March 31, 2005 and the related consolidated statements of operations, cash flows and retained earnings for the three quarters then ended, and set forth in the Principal’s 2005 Q1 Form 10-Q, in each case, fairly present, in conformity with GAAP, the consolidated financial position of the Principal and its Consolidated Subsidiaries as of such date and their consolidated results of operations and cash flows for such fiscal year or such portion of such fiscal year, as applicable, subject, in the case of the statements as of and for the period ended March 31, 2005, to normal year-end adjustments.”